Exhibit 99.1

Tenet Reports Adjusted EBITDA of $646 Million

for the Quarter Ended December 31, 2014

DALLAS – February 23, 2015 – Tenet Healthcare Corporation (NYSE:THC) reported Adjusted EBITDA of $646 million for the fourth quarter ended December 31, 2014, an increase of $202 million, or 45.5 percent, compared to $444 million in the fourth quarter of 2013.

“Another quarter of robust earnings growth across our entire business capped off Tenet’s strongest year in a decade,” said Trevor Fetter, president and chief executive officer. “Our strategies to capture incremental market share, combined with an improving economy and expanded health coverage, generated admissions growth that was among the highest in the industry. Conifer also achieved record growth and continues to gain recognition as a leading provider of revenue cycle management and value-based care services. We are well-positioned to continue driving strong performance in 2015.”

Discussion of Results (Percentage changes in operating metrics compare Q4’14 to Q4’13 on a same-hospital basis unless otherwise noted.)

Tenet generated same-hospital growth in admissions and adjusted admissions of 4.0 percent and 4.5 percent, respectively, compared to the fourth quarter of 2013. In addition, the company achieved one of the strongest quarterly percentage increases in same-hospital commercial volumes in more than a decade. We achieved an increase in paying admissions of 6.1 percent, driven in part by growth in commercial admissions. Surgeries increased 7.5 percent and emergency department visits increased 7.2 percent. The company estimates that approximately 70 percent of its volume growth in the quarter is related to investments in service line development, quality improvements, and enhanced physician alignment. This is independent of growth attributable to expanded insurance coverage under the Affordable Care Act (ACA).

Tenet increased outpatient visits by 9.6 percent. Approximately 92 percent of this growth was organic. At the end of 2014, Tenet operated 210 outpatient facilities, an increase of 27 facilities over the prior year.

Payer mix improved in the quarter. In the five states that expanded Medicaid, uninsured plus charity admissions declined by 2,547 admissions, or 62.4 percent, and Medicaid admissions increased by 4,355 admissions, or 20.5 percent. Uninsured plus charity outpatient visits decreased by 23,336 visits, or 34.3 percent, and Medicaid outpatient visits grew by 67,252 visits, or 25.2 percent, in these same five states. Across the entire company, uninsured plus charity admissions decreased by 3,109 admissions, or 21.9 percent, and Medicaid admissions increased by 4,555 admissions, or 9.0 percent. There was a decline in charity and uninsured outpatient visits of 18,917 visits, or 10.3 percent, and an increase in Medicaid outpatient visits of 86,891 visits, or 17.9 percent.

Tenet’s exchange volumes were 3,768 admissions and 32,133 outpatient visits in the fourth quarter. Compared to the third quarter of 2014, the company drove increases in exchange admissions and exchange outpatient visits of 11.0 percent and 7.4 percent, respectively.

Net operating revenues, after provision for doubtful accounts, grew by $583 million, or 15.0 percent, to $4.468 billion, compared to net operating revenues of $3.885 billion in the fourth quarter of 2013. Tenet drove revenue growth by increasing patient volumes, improving terms in commercial managed care contracts and growing the company’s Conifer services businesses. In addition, the California Provider Fee program contributed $165 million to net operating revenues in the fourth quarter of 2014, an increase of $146 million compared to $19 million in the fourth quarter of 2013, due to the 2014 program being approved in the fourth quarter of 2014. Including only the impact of the California Provider Fee program related to the fourth quarter of 2014, or $38 million on a same-hospital basis, Tenet increased patient revenue net of bad debt expense per adjusted admission by 4.9 percent. The company grew commercial managed care revenue by 6.7 percent per admission and 0.9 percent per outpatient visit. Tenet continued to increase its investments in urgent care centers, which have lower acuity and generate lower revenues and costs per patient encounter. This contributed to a smaller percentage increase in commercial outpatient pricing.

Selected operating expenses for hospital operations, defined as the sum of salaries, wages and benefits, supplies and other operating expenses, increased by 3.8 percent. The selected operating expense metric for hospital operations excludes the company’s Conifer services business, health plans, and a provider network in Southern California. Excluding incremental expenses related to increased physician employment, selected operating expenses per adjusted admission increased by 2.6 percent.

Tenet recorded $32 million in electronic health records incentives in the fourth quarter of 2014, a $16 million decrease compared to $48 million in the fourth quarter of 2013. Electronic health record incentive payments are recorded based on the timing of when the company’s hospitals achieve meaningful use criteria.

The company’s bad debt expense ratio was 7.4 percent of revenues before bad debt, a decrease of 80 basis points compared to 8.2 percent in the fourth quarter of 2013. This improvement reflects the benefits of healthcare reform.

Conifer generated an increase in Adjusted EBITDA of $28 million, or 77.8 percent, to $64 million, compared to $36 million in the fourth quarter of 2013. Conifer’s revenue increased by $63 million, or 23.9 percent, to $327 million in the fourth quarter of 2014, compared to revenues of $264 million in the fourth quarter of 2013.

Tenet generated after-tax income from continuing operations in the fourth quarter of 2014 of $104 million, or $1.03 per diluted share. This excludes $43 million, or $0.42 per share in after-tax impairments, restructuring charges, acquisition-related costs, and litigation and investigation costs. The company reported income from continuing operations in the fourth quarter of 2013 of $43 million, or $0.43 per diluted share, excluding the comparable items which totaled $60 million after-tax, or $0.60 per share.

Tenet drove net income attributable to common shareholders of $61 million after-tax, or $0.61 per share in the fourth quarter of 2014, compared to a net loss of $24 million after-tax, or $0.24 per share, in the fourth quarter of 2013.

Cash and cash equivalents were $193 million at December 31, 2014, compared to $200 million at September 30, 2014. Net revenues related to the California Provider Fee program, the Texas Medicaid disproportionate share funding, and the Texas uncompensated care 1115 Waiver programs of approximately $300 million had not been received by the company as of December 31, 2014. Tenet’s outstanding borrowings on its credit line were $220 million as of December 31, 2014. Accounts receivable days increased by 0.2 days to 49.5 days at December 31, 2014, compared to 49.3 days at September 30, 2014.

Outlook for First Quarter and Full Year 2015 Adjusted EBITDA

The company confirmed its existing 2015 Outlook for Adjusted EBITDA to be in a range of $2.05 billion to $2.15 billion. The company expects 2015 earnings per share to be in a range of $1.32 to $2.40 per share. For the first quarter ending March 31, 2015, the company expects Adjusted EBITDA of $475 million to $525 million and earnings per share of $0.05 to $0.55 per share.

Management’s Webcast Discussion of Fourth Quarter Results

Tenet management will discuss the Company’s fourth quarter 2014 results on a webcast scheduled for 9:00 a.m. (CST) / 10:00 a.m. (EST) on February 24, 2015. Investors can access the webcast through Tenet’s website at www.tenethealth.com/investors. A set of slides, which will be referred to on the conference call, is available on the Quarterly Results section of the Company’s website.

Additional information regarding Tenet’s quarterly results of operations, including detailed tabular operational data, is contained in its Form 10-K report, which will be filed with the Securities and Exchange Commission and posted on the Tenet website before the webcast. This press release includes certain non-GAAP measures, such as Adjusted EBITDA. A reconciliation of Adjusted EBITDA to net income attributable to Tenet common shareholders is included in the financial tables at the end of this release.

Tenet Healthcare Corporation is a national, diversified healthcare services company with more than 109,000 employees united around a common mission: to help people live happier, healthier lives. The company operates 80 hospitals, 214 outpatient centers, six health plans and Conifer Health Solutions, a leading provider of healthcare business process services in the areas of revenue cycle management, value based care and patient communications. For more information, please visit www.tenethealth.com.

The terms “THC”, “Tenet Healthcare Corporation”, “the company”, “we”, “us” or “our” refer to Tenet Healthcare Corporation or one or more of its subsidiaries or affiliates as applicable.

###

Corporate Communications	Investor Relations
Steven Campanini	Thomas Rice
469-893-2640	469-893-6992
mediarelations@tenethealth.com	investorrelations@tenethealth.com

This release contains “forward-looking statements” – that is, statements that relate to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “assume,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to, the factors disclosed under “Forward-Looking Statements” and “Risk Factors” in our Form 10-K for the year ended December 31, 2014 and other filings with the Securities and Exchange Commission. The information contained in this release is as of the date hereof. The company assumes no obligation to update forward-looking statements contained in this release as a result of new information or future events or developments.

Tenet uses its company website to provide important information to investors about the company including the posting of important announcements regarding financial performance and corporate developments.

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Dollars in millions except per share amounts)	Three Months Ended December 31,
	2014	%	2013	%	Change
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$4,824		$4,233		14.0%
Less: Provision for doubtful accounts	356		348		2.3%

Net operating revenues	4,468	100.0%	3,885	100.0%	15.0%
Operating expenses:
Salaries, wages and benefits	2,118	47.4%	1,872	48.2%	13.1%
Supplies	688	15.4%	626	16.1%	9.9%
Other operating expenses, net	1,048	23.5%	991	25.5%	5.8%
Electronic health record incentives	(32)	(0.7)%	(48)	(1.2)%	(33.3)%
Depreciation and amortization	240	5.4%	191	4.9%	25.7%
Impairment and restructuring charges, and acquisition-related costs	63	1.4%	58	1.5%
Litigation and investigation costs	6	0.1%	28	0.7%

Operating income	337	7.5%	167	4.3%
Interest expense	(196)		(182)

Income (loss) from continuing operations, before income taxes	141		(15)
Income tax benefit (expense)	(60)		8

Income (loss) from continuing operations, before discontinued operations	81		(7)
Discontinued operations:
Loss from operations	—		—
Income tax expense	—		(7)

Net loss from discontinued operations	—		(7)

Net income (loss)	81		(14)
Less: Net income attributable to noncontrolling interests	20		10

Net income (loss) attributable to Tenet Healthcare Corporation common shareholders	$61		$(24)

Amounts attributable to Tenet Healthcare Corporation common shareholders
Income (loss) from continuing operations, net of tax	$61		$(17)
Loss from discontinued operations, net of tax	—		(7)

Net income (loss) attributable to Tenet Healthcare Corporation common shareholders	$61		$(24)

Earnings (loss) per share attributable to Tenet Healthcare Corporation common shareholders:
Basic
Continuing operations	$0.62		$(0.17)
Discontinued operations	—		(0.07)

	$0.62		$(0.24)

Diluted
Continuing operations	$0.61		$(0.17)
Discontinued operations	—		(0.07)

	$0.61		$(0.24)

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	98,331		98,586
Diluted*	101,279		98,586

*	Had we generated income from continuing operations in the three months ended December 31, 2013, the effect of employee stock options, restricted stock units and deferred compensation units on the diluted shares calculation would have been an increase of 2,472 shares.

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Dollars in millions except per share amounts)	Year Ended December 31,
	2014	%	2013	%	Change
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$17,920		$12,074		48.4%
Less: Provision for doubtful accounts	1,305		972		34.3%

Net operating revenues	16,615	100.0%	11,102	100.0%	49.7%
Operating expenses:
Salaries, wages and benefits	8,023	48.3%	5,371	48.4%	49.4%
Supplies	2,630	15.8%	1,784	16.1%	47.4%
Other operating expenses, net	4,114	24.8%	2,701	24.3%	52.3%
Electronic health record incentives	(104)	(0.7)%	(96)	(0.9)%	8.3%
Depreciation and amortization	849	5.1%	545	4.9%	55.8%
Impairment and restructuring charges, and acquisition-related costs	153	0.9%	103	0.9%
Litigation and investigation costs	25	0.2%	31	0.3%

Operating income	925	5.6%	663	6.0%
Interest expense	(754)		(474)
Loss from early extinguishment of debt	(24)		(348)
Investment earnings	—		1

Income (loss) from continuing operations, before income taxes	147		(158)
Income tax benefit (expense)	(49)		65

Net income (loss) from continuing operations, before discontinued operations	98		(93)
Discontinued operations:
Loss from operations	(17)		(5)
Litigation and investigation costs	(18)		(2)
Income tax benefit (expense)	13		(4)

Loss from discontinued operations	(22)		(11)

Net income (loss)	76		(104)
Less: Net income attributable to noncontrolling interests	64		30

Net income (loss) attributable to Tenet Healthcare Corporation common shareholders	$12		$(134)

Amounts attributable to Tenet Healthcare Corporation common shareholders
Net income (loss) from continuing operations, net of tax	$34		$(123)
Loss from discontinued operations, net of tax	(22)		(11)

Net income (loss) attributable to Tenet Healthcare Corporation common shareholders	$12		$(134)

Net income (loss) per share attributable to Tenet Healthcare Corporation common shareholders:
Basic
Continuing operations	$0.35		$(1.21)
Discontinued operations	(0.23)		(0.11)

	$0.12		$(1.32)

Diluted
Continuing operations	$0.34		$(1.21)
Discontinued operations	(0.22)		(0.11)

	$0.12		$(1.32)

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	97,801		101,648
Diluted*	100,287		101,648

*	Had we generated income from continuing operations available to shareholders in the year ended December 31, 2013, the effect (in thousands) of employee stock options, restricted stock units and deferred compensation units on the diluted shares calculation would have been an increase in shares of 2,310 shares.

TENET HEALTHCARE CORPORATION

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Dollars in millions)	December 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$193	$113
Accounts receivable, less allowance for doubtful accounts	2,404	1,890
Inventories of supplies, at cost	276	260
Income tax receivable	2	—
Current portion of deferred income taxes	747	692
Other current assets	1,095	737

Total current assets	4,717	3,692
Investments and other assets	384	357
Deferred income taxes, net of current portion	116	148
Property and equipment, at cost, less accumulated depreciation and amortization	7,733	7,582
Goodwill	3,913	3,566
Other intangible assets, at cost, less accumulated amortization	1,278	1,105

Total assets	$18,141	$16,450

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$112	$153
Accounts payable	1,179	1,085
Accrued compensation and benefits	852	622
Professional and general liability reserves	189	156
Accrued interest payable	194	198
Other current liabilities	1,051	879

Total current liabilities	3,577	3,093
Long-term debt, net of current portion	11,695	10,696
Professional and general liability reserves	492	555
Defined benefit plan obligations	633	398
Other long-term liabilities	558	490

Total liabilities	16,955	15,232
Commitments and contingencies
Redeemable noncontrolling interests in equity of consolidated subsidiaries	401	340
Equity:
Shareholders’ equity:
Common stock	7	7
Additional paid-in capital	4,614	4,572
Accumulated other comprehensive loss	(182)	(24)
Accumulated deficit	(1,410)	(1,422)
Common stock in treasury, at cost	(2,378)	(2,378)

Total shareholders’ equity	651	755
Noncontrolling interests	134	123

Total equity	785	878

Total liabilities and equity	$18,141	$16,450

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Dollars in millions)	Year Ended December 31,
	2014	2013
Net income (loss)	$76	$(104)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	849	545
Provision for doubtful accounts	1,305	972
Deferred income tax benefit	30	(67)
Stock-based compensation expense	51	36
Impairment and restructuring charges, and acquisition-related costs	153	103
Litigation and investigation costs	25	31
Loss from early extinguishment of debt	24	348
Amortization of debt discount and debt issuance costs	28	19
Pre-tax income from discontinued operations	35	7
Other items, net	(40)	(33)
Changes in cash from operating assets and liabilities:
Accounts receivable	(1,896)	(987)
Inventories and other current assets	(314)	(203)
Income taxes	3	—
Accounts payable, accrued expenses and other current liabilities	505	38
Other long-term liabilities	44	13
Payments for restructuring charges, acquisition-related costs, and litigation costs and settlements	(168)	(114)
Net cash used in operating activities from discontinued operations, excluding income taxes	(23)	(15)

Net cash provided by operating activities	687	589
Cash flows from investing activities:
Purchases of property and equipment — continuing operations	(933)	(691)
Purchases of businesses or joint venture interests, net of cash acquired	(428)	(1,515)
Proceeds from sales of facilities and other assets — discontinued operations	6	16
Proceeds from sales of marketable securities, long-term investments and other assets	31	15
Other long-term assets	1	8
Other items, net	1	3

Net cash used in investing activities	(1,322)	(2,164)
Cash flows from financing activities:
Repayments of borrowings under credit facility	(2,430)	(1,286)
Proceeds from borrowings under credit facility	2,245	1,691
Repayments of other borrowings	(683)	(5,133)
Proceeds from other borrowings	1,608	6,507
Deferred debt issuance costs	(27)	(154)
Repurchases of common stock	—	(400)
Distributions paid to noncontrolling interests	(45)	(27)
Contributions from noncontrolling interests	17	99
Proceeds from exercise of stock options	26	22
Other items, net	4	5

Net cash provided by financing activities	715	1,324

Net increase (decrease) in cash and cash equivalents	80	(251)
Cash and cash equivalents at beginning of period	113	364

Cash and cash equivalents at end of period	$193	$113

Supplemental disclosures:
Interest paid, net of capitalized interest	$(726)	$(426)
Income tax payments, net	$(8)	$(6)

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS INCLUDING VANGUARD PROFORMA FOR FULL YEAR 2013

(Unaudited)

(Dollars in millions except per patient day, per admission and per visit amounts)	Three Months Ended December 31,			Year Ended December 31,
	2014	2013	Change	2014	2013	Change

Net inpatient revenues	$2,669	$2,372	12.5%	$9,927	$9,651	2.9%
Net outpatient revenues	$1,495	$1,357	10.2%	$5,712	$5,343	6.9%

Number of acute care hospitals (at end of period)	77	77	— *	77	77	— *
Licensed beds (at end of period)	20,407	20,293	0.6%	20,407	20,293	0.6%
Average licensed beds	20,398	20,294	0.5%	20,328	20,295	0.2%
Utilization of licensed beds	49.1%	47.2%	1.9%*	49.4%	48.1%	1.3%*
Patient days – total	921,926	880,737	4.7%	3,665,814	3,562,658	2.9%
Adjusted patient days	1,562,581	1,481,407	5.5%	6,201,568	5,971,291	3.9%
Net inpatient revenue per patient day	$2,895	$2,693	7.5%	$2,708	$2,709	—%
Total admissions	198,219	190,506	4.0%	783,268	764,695	2.4%
Adjusted patient admissions	340,125	325,377	4.5%	1,340,444	1,295,720	3.5%
Charity and uninsured admissions	11,104	14,189	(21.7)%	45,308	55,548	(18.4)%
Net inpatient revenue per admission	$13,465	$12,451	8.1%	$12,674	$12,621	0.4%
Average length of stay (days)	4.65	4.62	0.6%	4.68	4.66	0.4%
Total surgeries	181,336	168,730	7.5%	694,272	640,960	8.3%
Admissions through emergency department	124,600	116,592	6.9%	490,006	472,515	3.7%
Emergency department visits	711,351	663,114	7.3%	2,775,281	2,664,278	4.2%
Total emergency department admissions and visits	835,951	779,706	7.2%	3,265,287	3,136,793	4.1%
Outpatient visits	2,100,683	1,916,932	9.6%	8,198,002	7,646,969	7.2%
Charity and uninsured outpatient visits	164,746	183,586	(10.3)%	664,082	761,027	(12.7)%
Net outpatient revenue per visit	$712	$708	0.6%	$697	$699	(0.3)%
Net patient revenue per adjusted patient admission	$12,243	$11,461	6.8%	$11,667	$11,572	0.8%
Net patient revenue per adjusted patient day	$2,665	$2,517	5.9%	$2,522	$2,511	0.4%

Net Patient Revenues from:
Medicare	20.9%	21.8%	(0.9)%*	21.8%	22.5%	(0.7)%*
Medicaid	10.9%	9.3%	1.6%*	9.4%	10.2%	(0.8)%*
Managed care	58.1%	57.7%	0.4%*	58.6%	56.0%	2.6%*
Indemnity, self-pay and other	10.1%	11.2%	(1.1)%*	10.2%	11.3%	(1.1)%*

*	This change is the difference between the 2014 and 2013 amounts shown

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING TOTAL HOSPITALS

(Unaudited)

(Dollars in millions except per patient day, per admission and per visit amounts)	Three Months Ended December 31,			Year Ended December 31,
	2014	2013	Change	2014	2013	Change

Net inpatient revenues	$2,719	$2,372	14.6%	$10,015	$6,952	44.1%
Net outpatient revenues	$1,539	$1,357	13.4%	$5,774	$3,859	49.6%

Number of acute care hospitals (at end of period)	80	77	3 *	80	77	3 *
Licensed beds (at end of period)	20,814	20,293	2.6%	20,814	20,293	2.6%
Average licensed beds	20,805	20,294	2.5%	20,531	14,963	37.2%
Utilization of licensed beds	49.0%	47.2%	1.8%*	49.3%	48.0%	1.3%*
Patient days – total	937,803	880,737	6.5%	3,695,288	2,621,245	41.0%
Adjusted patient days	1,592,166	1,481,291	7.5%	6,255,572	4,243,334	47.4%
Net inpatient revenue per patient day	$2,899	$2,693	7.6%	$2,710	$2,652	2.2%
Total admissions	202,337	190,506	6.2%	791,165	558,726	41.6%
Adjusted patient admissions	347,790	325,410	6.9%	1,354,896	915,276	48.0%
Charity and uninsured admissions	11,256	14,190	(20.7)%	45,703	40,487	12.9%
Net inpatient revenue per admission	$13,438	$12,451	7.9%	$12,659	$12,443	1.7%
Average length of stay (days)	4.63	4.62	0.2%	4,67	4.69	(0.4)%
Total surgeries	183,250	168,730	8.6%	697,635	489,867	42.4%
Admissions through emergency department	127,361	116,592	9.2%	495,195	347,920	42.3%
Emergency department visits	737,680	663,114	11.2%	2,824,526	1,865,239	51.4%
Total emergency department admissions and visits	865,041	779,706	10.9%	3,319,721	2,213,159	50.0%
Outpatient visits	2,145,138	1,916,932	11.9%	8,283,878	5,115,854	61.9%
Charity and uninsured outpatient visits	168,284	183,587	(8.3)%	673,320	522,781	28.8%
Net outpatient revenue per visit	$717	$708	1.3%	$697	$754	(7.6)%
Net patient revenue per adjusted patient admission	$12,243	$11,459	6.8%	$11,653	$11,812	(1.3)%
Net patient revenue per adjusted patient day	$2,674	$2,517	6.2%	$2,524	$2,548	(0.9)%

Net Patient Revenues from:
Medicare	20.9%	21.8%	(0.9)%*	21.9%	21.8%	0.1%*
Medicaid	11.1%	9.3%	1.8%*	9.4%	9.0%	0.4%*
Managed care	57.9%	57.7%	0.2%*	58.6%	58.1%	0.5%*
Indemnity, self-pay and other	10.1%	11.2%	(1.1)%*	10.1%	11.1%	(1.0)%*

*	This change is the difference between the 2014 and 2013 amounts shown

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Dollars in millions except per share amounts)	Three Months Ended				Year Ended 12/31/14
	03/31/14	06/30/14	09/30/14	12/31/14
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$4,306	$4,362	$4,428	$4,824	$17,920
Less: Provision for doubtful accounts	380	320	249	356	1,305

Net operating revenues	3,926	4,042	4,179	4,468	16,615
Operating expenses:
Salaries, wages and benefits	1,921	1,956	2,028	2,118	8,023
Supplies	628	649	665	688	2,630
Other operating expenses, net	999	1,035	1,032	1,048	4,114
Electronic health record incentives	(9)	(58)	(5)	(32)	(104)
Depreciation and amortization	193	209	207	240	849
Impairment and restructuring charges, and acquisition-related costs	21	32	37	63	153
Litigation and investigation costs	3	12	4	6	25

Operating income	170	207	211	337	925
Interest expense	(182)	(190)	(186)	(196)	(754)
Loss from early extinguishment of debt	—	—	(24)	—	(24)

Income (loss) from continuing operations, before income taxes	(12)	17	1	141	147
Income tax benefit (expense)	1	(8)	18	(60)	(49)

Income (loss) from continuing operations, before discontinued operations	(11)	9	19	81	98
Discontinued operations:
Loss from operations	(8)	(7)	(2)	—	(17)
Litigation and investigation costs	—	(18)	—	—	(18)
Income tax benefit	3	9	1	—	13

Net loss from discontinued operations	(5)	(16)	(1)	—	(22)

Net income (loss)	(16)	(7)	18	81	76
Less: Net income attributable to noncontrolling interests	16	19	9	20	64

Net income (loss) attributable to Tenet Healthcare Corporation common shareholders	$(32)	$(26)	$9	$61	$12

Amounts attributable to Tenet Healthcare Corporation common shareholders
Income (loss) from continuing operations, net of tax	$(27)	$(10)	$10	$61	$34
Loss from discontinued operations, net of tax	(5)	(16)	(1)	—	(22)

Net income (loss) attributable to Tenet Healthcare Corporation common shareholders	$(32)	$(26)	$9	$61	$12

Net income (loss) per share attributable to Tenet Healthcare Corporation common shareholders:
Basic
Continuing operations	$(0.28)	$(0.11)	$0.10	$0.61	$0.35
Discontinued operations	(0.05)	(0.16)	(0.01)	—	(0.23)

	$(0.33)	$(0.27)	$0.09	$0.61	$0.12

Diluted
Continuing operations	$(0.28)	$(0.11)	$0.10	$0.61	$0.34
Discontinued operations	(0.05)	(0.16)	(0.01)	—	(0.22)

	$(0.33)	$(0.27)	$0.09	$0.61	$0.12

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	97,161	97,677	98,036	98,331	97,801
Diluted	97,161	97,677	100,926	101,279	100,287

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS INCLUDING VANGUARD

(Unaudited)

(Dollars in millions except per patient days, per admission and per visit amounts)	Three Months Ended				Year Ended 12/31/14
	03/31/14	06/30/14	09/30/14	12/31/14

Net inpatient revenues	$2,440	$2,400	$2,418	$2,669	$9,927
Net outpatient revenues	$1,346	$1,436	$1,435	$1,495	$5,712

Number of acute care hospitals (at end of period)	77	77	77	77	77
Licensed beds (at end of period)	20,255	20,355	20,355	20,407	20,407
Average licensed beds	20,255	20,304	20,355	20,398	20,328
Utilization of licensed beds	51.0%	49.0%	48.5%	49.1%	49.4%
Patient days – total	929,164	905,839	908,885	921,926	3,665,814
Adjusted patient days	1,535,545	1,551,263	1,552,179	1,562,581	6,201,568
Net inpatient revenue per patient day	$2,626	$2,649	$2,660	$2,895	$2,708
Total admissions	194,273	194,167	196,609	198,219	783,268
Adjusted patient admissions	324,475	335,991	339,853	340,125	1,340,444
Charity and uninsured admissions	12,530	10,900	10,774	11,104	45,308
Net inpatient revenue per admission	$12,560	$12,360	$12,299	$13,465	$12,674
Average length of stay (days)	4.78	4.67	4.62	4.65	4.68
Total surgeries	162,282	173,463	177,191	181,336	694,272
Admissions through emergency department	122,601	121,872	120,933	124,600	490,006
Emergency department visits	665,002	699,423	699,505	711,351	2,775,281
Total emergency department admissions and visits	787,603	821,295	820,438	835,951	3,265,287
Outpatient visits	1,947,687	2,063,026	2,086,606	2,100,683	8,198,002
Charity and uninsured outpatient visits	165,248	168,967	165,121	164,746	664,082
Net outpatient revenue per visit	$691	$696	$688	$712	$697
Net patient revenue per adjusted patient admission	$11,668	$11,417	$11,337	$12,243	$11,667
Net patient revenue per adjusted patient day	$2,466	$2,473	$2,482	$2,665	$2,522

Net Patient Revenues from:
Medicare	22.6%	22.5%	21.3%	20.9%	21.8%
Medicaid	7.7%	9.9%	8.8%	10.9%	9.4%
Managed care	57.8%	58.0%	60.8%	58.1%	58.6%
Indemnity, self-pay and other	11.9%	9.6%	9.1%	10.1%	10.2%

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS INCLUDING VANGUARD PROFORMA FOR FULL YEAR 2013

(Unaudited)

(Dollars in millions except per patient days, per admission and per visit amounts)	Three Months Ended				Year Ended
	03/31/13	06/30/13	09/30/13	12/31/13	12/31/13

Net inpatient revenues	$2,404	$2,436	$2,439	$2,372	$9,651
Net outpatient revenues	$1,295	$1,346	$1,345	$1,357	$5,343

Number of acute care hospitals (at end of period)	77	77	77	77	77
Licensed beds (at end of period)	20,295	20,295	20,295	20,293	20,293
Average licensed beds	20,295	20,295	20,295	20,294	14,963
Utilization of licensed beds	51.0%	47.3%	47.0%	47.2%	48.0%
Patient days – total	931,291	873,643	876,987	880,737	3,562,658
Adjusted patient days	1,525,151	1,479,667	1,485,066	1,481,407	5,971,291
Net inpatient revenue per patient day	$2,581	$2,788	$2,781	$2,693	$2,709
Total admissions	196,102	188,789	189,298	190,506	764,695
Adjusted patient admissions	323,496	323,000	323,847	325,377	1,295,720
Charity and uninsured admissions	13,217	13,931	14,211	14,189	55,548
Net inpatient revenue per admission	$12,259	$12,903	$12,884	$12,451	$12,621
Average length of stay (days)	4.75	4.63	4.63	4.62	4.66
Total surgeries	150,716	160,192	161,322	168,730	640,960
Admissions through emergency department	123,063	117,194	115,666	116,592	472,515
Emergency department visits	669,774	666,261	665,129	663,114	2,664,278
Total emergency department admissions and visits	792,837	783,455	780,795	779,706	3,136,793
Outpatient visits	1,880,002	1,926,196	1,923,839	1,916,932	7,646,969
Charity and uninsured outpatient visits	188,112	193,974	195,354	183,586	761,027
Net outpatient revenue per visit	$689	$699	$699	$708	$699
Net patient revenue per adjusted patient admission	$11,434	$11,709	$11,685	$11,461	$11,572
Net patient revenue per adjusted patient day	$2,425	$2,556	$2,548	$2,517	$2,511

Net Patient Revenues from:
Medicare	24.0%	22.1%	22.0%	21.8%	22.5%
Medicaid	9.3%	11.7%	10.7%	9.3%	10.2%
Managed care	55.9%	55.0%	55.5%	57.7%	56.0%
Indemnity, self-pay and other	10.8%	11.2%	11.8%	11.2%	11.3%

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING TOTAL HOSPITALS

(Unaudited)

(Dollars in millions except per patient days, per admission and per visit amounts)	Three Months Ended				Year Ended
	03/31/14	06/30/14	09/30/14	12/30/14	12/31/14

Net inpatient revenues	$2,440	$2,393	$2,463	$2,719	$10,015
Net outpatient revenues	$1,346	$1,448	$1,441	$1,539	$5,774

Number of acute care hospitals (at end of period)	77	79	80	80	80
Licensed beds (at end of period)	20,279	20,553	20,762	20,814	20,814
Average licensed beds	20,263	20,370	20,692	20,805	20,531
Utilization of licensed beds	51.0%	48.9%	48.4%	49.0%	49.3%
Patient days – total	929,164	907,093	921,228	937,803	3,695,288
Adjusted patient days	1,535,545	1,553,515	1,574,346	1,592,166	6,255,572
Net inpatient revenue per patient day	$2,626	$2,638	$2,674	$2,899	$2,710
Total admissions	194,273	194,641	199,914	202,337	791,165
Adjusted patient admissions	324,475	336,844	345,787	347,790	1,354,896
Charity and uninsured admissions	12,530	10,927	10,990	11,256	45,703
Net inpatient revenue per admission	$12,560	$12,294	$12,320	$13,438	$12,659
Average length of stay (days)	4.78	4.66	4.61	4.63	4,67
Total surgeries	162,282	173,664	178,439	183,250	697,635
Admissions through emergency department	122,601	122,086	123,147	127,361	495,195
Emergency department visits	665,002	702,009	719,835	737,680	2,824,526
Total emergency department admissions and visits	787,603	824,095	842,982	865,041	3,319,721
Outpatient visits	1,947,687	2,066,051	2,125,002	2,145,138	8,283,878
Charity and uninsured outpatient visits	165,248	169,766	170,022	168,284	673,320
Net outpatient revenue per visit	$691	$701	$678	$717	$697
Net patient revenue per adjusted patient admission	$11,692	$11,380	$11,290	$12,243	$11,653
Net patient revenue per adjusted patient day	$2,482	$2,456	$2,480	$2,674	$2,524

Net Patient Revenues from:
Medicare	22.6%	22.5%	21.5%	20.9%	21.9%
Medicaid	7.7%	9.9%	8.7%	11.1%	9.4%
Managed care	57.8%	58.0%	60.7%	57.9%	58.6%
Indemnity, self-pay and other	11.9%	9.6%	9.1%	10.1%	10.1%

TENET HEALTHCARE CORPORATION

SEGMENT REPORTING

(Unaudited)

	December 31, 2014	December 31, 2013
Assets
Hospital Operations and other	$17,212	$15,865
Conifer	929	585

Total	$18,141	$16,450

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Capital expenditures:
Hospital Operations and other	$191	$283	$908	$670
Conifer	8	10	25	21

Total	$199	$293	$933	$691

Net operating revenues:
Hospital Operations and other	$4,306	$3,747	$16,013	$10,587
Conifer
Tenet	165	126	591	404
Other customers	162	138	602	515

	4,633	4,011	17,206	11,506
Intercompany eliminations	(165)	(126)	(591)	(404)

Total	$4,468	$3,885	$16,615	$11,102

Adjusted EBITDA:
Hospital Operations and other	$582	$408	$1,749	$1,210
Conifer	64	36	203	132

Total	$646	$444	$1,952	$1,342

Depreciation and amortization:
Hospital Operations and other	$230	$187	$824	$526
Conifer	10	4	25	19

Total	$240	$191	$849	$545

Adjusted EBITDA	$646	$444	$1,952	$1,342
Depreciation and amortization	(240)	(191)	(849)	(545)
Impairments and restructuring charges, and acquisition-related costs	(63)	(58)	(153)	(103)
Litigation and investigation costs	(6)	(28)	(25)	(31)
Interest expense	(196)	(182)	(754)	(474)
Loss from early extinguishment of debt	—	—	(24)	(348)
Investment earnings	—	—	—	1

Income (loss) from continuing operations before income taxes	$141	$(15)	$147	$(158)

(1) Reconciliation of Adjusted EBITDA

Adjusted EBITDA, a non-GAAP term, is defined by the Company as net income (loss) attributable to Tenet Healthcare Corporation common shareholders before (1) the cumulative effect of changes in accounting principle, net of tax; (2) net loss (income) attributable to noncontrolling interests; (3) preferred stock dividends; (4) income (loss) from discontinued operations, net of tax; (5) income tax benefit (expense); (6) investment earnings (loss); (7) gain (loss) from early extinguishment of debt; (8) net gain (loss) on sales of investments; (9) interest expense; (10) litigation and investigation benefit (costs), net of insurance recoveries; (11) hurricane insurance recoveries, net of costs; (12) impairment and restructuring charges and acquisition-related costs; and (13) depreciation and amortization. The Company’s Adjusted EBITDA may not be comparable to EBITDA reported by other companies.

The Company provides this information as a supplement to GAAP information to assist itself and investors in understanding the impact of various items on its financial statements, some of which are recurring or involve cash payments. The Company uses this information in its analysis of the performance of its business excluding items that it does not consider as relevant in the performance of its hospitals in continuing operations. In addition, from time to time we use this measure to define certain performance targets under our compensation programs. Adjusted EBITDA is not a measure of liquidity, but is a measure of operating performance that management uses in its business as an alternative to net income (loss) attributable to Tenet Healthcare Corporation common shareholders. Because Adjusted EBITDA excludes many items that are included in our financial statements, it does not provide a complete measure of our operating performance. Accordingly, investors are encouraged to use GAAP measures when evaluating the Company’s financial performance.

The reconciliation of net income (loss) attributable to Tenet Healthcare Corporation common shareholders, the most comparable GAAP term, to Adjusted EBITDA, is set forth in the first table below for the three and twelve months ended December 31, 2014 and 2013.

For certain pro financial information of the Company as if the Vanguard acquisition had occurred at January 1, 2013, see Note 19 of the notes to the consolidated financial statements in the Company’s Form 10-K for the year ended December 31, 2014.

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #1 – Reconciliation of Adjusted EBITDA to Net Income (Loss) Attributable to Tenet Healthcare Corporation Common Shareholders

(Unaudited)

(Dollars in millions)	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to Tenet Healthcare Corporation common shareholders	$61	$(24)	$12	$(134)
Less: Net (income) attributable to noncontrolling interests	(20)	(10)	(64)	(30)
Loss from discontinued operations, net of tax	—	(7)	(22)	(11)

Income (loss) from continuing operations	81	(7)	98	(93)
Income tax benefit (expense)	(60)	8	(49)	65
Investment earnings	—	—	—	1
Loss from early extinguishment of debt	—	—	(24)	(348)
Interest expense	(196)	(182)	(754)	(474)

Operating income	337	167	925	663
Litigation and investigation costs	(6)	(28)	(25)	(31)
Impairment and restructuring charges, and acquisition-related costs	(63)	(58)	(153)	(103)
Depreciation and amortization	(240)	(191)	(849)	(545)

Adjusted EBITDA	$646	$444	$1,952	$1,342

Net operating revenues	$4,468	$3,885	$16,615	$11,102

Adjusted EBITDA as % of net operating revenues (Adjusted EBITDA margin)	14.5%	11.4%	11.7%	12.1%

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #2 – Reconciliation of Adjusted Free Cash Flow

(Unaudited)

(Dollars in millions)	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net cash provided by operating activities	$219	$255	$687	$589
Less:
Payments for restructuring charges, acquisition-related costs, and litigation costs and settlements	(53)	(78)	(168)	(114)
Net cash provided by (used in) operating activities from discontinued operations	(7)	(10)	(23)	(15)

Adjusted net cash provided by operating activities – continuing operations	279	343	878	718
Purchases of property and equipment – continuing operations	(199)	(293)	(933)	(691)

Adjusted free cash flow – continuing operations	$80	$50	$(55)	$(27)

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #3 – Reconciliation of Outlook Adjusted EBITDA to

Outlook Net Income Attributable to Tenet Healthcare Corporation Common Shareholders

for the Year Ending December 31, 2015

(Unaudited)

(Dollars in millions)	Q1 2015		2015
	Low	High	Low	High
Net income attributable to Tenet Healthcare Corporation common shareholders	$3	$55	$130	$245
Less: Net (income) attributable to noncontrolling interests	(30)	(25)	(120)	(100)
Loss from discontinued operations, net of tax	(2)	0	(5)	0

Income from continuing operations	$35	$80	$255	$345
Income tax (expense)	(10)	(45)	(95)	(175)

Income from continuing operations, before income taxes	$45	$125	$350	$520
Interest expense, net	(200)	(190)	(800)	(770)

Operating income	$245	$315	$1,150	$1,290
Impairment and restructuring charges, acquisition-related costs and litigation costs and settlements(a)	0	0	0	0
Depreciation and amortization	(230)	(210)	(900)	(860)

Adjusted EBITDA	$475	$525	$2,050	$2,150

Net operating revenues	$4,300	$4,500	$17,400	$17,700

Adjusted EBITDA as % of net operating revenues (Adjusted EBITDA margin)	11.0%	11.7%	11.8%	12.1%

(a)	Company does not forecast impairment and restructuring charges, acquisition-related and litigation costs and settlements

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #4 – Reconciliation of Outlook Adjusted EBITDA to

Outlook Normalized Income from Continuing Operations

for the Year Ending December 31, 2015

(Unaudited)

(Dollars in millions)	Q1 2015		2015
	Low	High	Low	High
Adjusted EBITDA	$475	$525	$2,050	$2,150
Depreciation and amortization	(230)	(210)	(900)	(860)
Interest expense, net	(200)	(190)	(800)	(770)

Income from continuing operations before income taxes	$45	$125	$350	$520
Income tax (expense)	(10)	(45)	(95)	(175)

Normalized income from continuing operations	$35	$80	$255	$345
Net (income) attributable to noncontrolling interests	(30)	(25)	(120)	(100)

Net income attributable to common shareholders	5	55	135	245

Fully diluted weighted average share outstanding (in millions)	100	100	102	102

Normalized fully diluted earnings per share – continuing operations	$0.05	$0.55	$1.32	$2.40

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP Disclosures

Table #5 – Reconciliation of Outlook Adjusted Free Cash Flow

for the Year Ending December 31, 2015

(Unaudited)

(Dollars in millions)	2015
	Low	High
Net cash provided by operating activities	$1,130	$1,240
Less:
Payments for restructuring charges, acquisition-related costs and litigation costs and settlements(a)	0	0
Net cash used in operating activities from discontinued operations	(20)	(10)

Adjusted net cash provided by operating activities – continuing operations	$1,150	$1,250
Purchases of property and equipment – continuing operations	(1,000)	(900)

Adjusted free cash flow – continuing operations	$150	$350

(a)	Company does not forecast impairment and restructuring charges, acquisition-related and litigation costs and settlements